PRUDENTIAL MyRockSM ADVISOR VARIABLE ANNUITY
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated January 27, 2020
To
Prospectus dated December 31, 2019

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

Vanguard Variable Insurance Fund Diversified Value Portfolio

The table captioned “Underlying Portfolio Annual Expenses for Portfolios Available Beginning on or about February 24, 2020 if the Defined Benefit is Not Elected” in the “Summary of Contract Fees and Charges” section of the Prospectus is revised as follows solely with respect to the Vanguard Variable Insurance Fund Diversified Value Portfolio:

UNDERLYING PORTFOLIO ANNUAL EXPENSES FOR PORTFOLIOS AVAILABLE BEGINNING ON OR ABOUT FEBRUARY 24, 2020 IF THE DEFINED BENEFIT IS NOT ELECTED
(as a percentage of the daily net assets of the underlying Portfolios)
For the year ended December 31, 2018
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
Vanguard Variable Insurance Fund Diversified Value Portfolio[1,2]	0.27%	0.01%	0.00%	0.00%	0.00%	0.00%	0.28%	0.00%	0.28%
1 We assess an additional charge (Fund Access Charge) for allocations to the Sub-account investing in this underlying Portfolio.

2	The expense information shown in the table has been restated to reflect estimated amounts in connection with the change in the Portfolio’s investment advisory arrangement.

In the “Investment Options” section of the Prospectus, the “Portfolio Adviser(s)/Sub-Adviser(s)” information pertaining to the Vanguard Variable Insurance Fund Diversified Value Portfolio is revised as follows:

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
Vanguard Variable Insurance Fund Diversified Value Portfolio	Seeks to provide long-term capital appreciation and income growth.	Hotchkis and Wiley Capital Management, LLC Lazard Asset Management LLC

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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